EXHIBIT 10.2



                        FIRST AMENDMENT TO
                    MASTER INVESTMENT AGREEMENT
                    ---------------------------


          This FIRST AMENDMENT TO MASTER INVESTMENT AGREEMENT dated as of December 12, 1997 ("Amendment") is made and entered into by and among THE MCBRIDE ENTITIES LISTED ON THE SIGNATURE PAGES HERETO, THE FLIP SHAREHOLDERS LISTED ON THE SIGNATURE PAGES HERETO, JEFFREY KELTER, PENN SQUARE PROPERTIES, INC., a Pennsylvania corporation, HUDSON BAY PARTNERS II, L.P., a Delaware limited partnership, AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership and AMERICAN REAL ESTATE INVESTMENT CORPORATION, a Maryland corporation.

                             RECITALS

          A. The parties hereto are parties to that certain Master Investment Agreement dated as of August 20, 1997 (the "Agreement"); and

          B. The parties hereto desire to amend and restate certain provisions of the Agreement as set forth below. Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

                             AGREEMENT

          NOW, THEREFORE, in consideration of the material covenants and agreements set forth herein and in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

          1. AMENDMENT OF SECTION 5.10. Section 5.10 of the Agreement is hereby amended and restated in its entirety to read as follows:

          5.10 PROXY STATEMENT. The Company shall prepare (and the parties hereto shall cooperate in the preparation of) and file with the SEC as soon as reasonably practicable after the date of the Agreement a proxy statement with respect to the meeting of the stockholders of the Company in connection with the Transactions (as amended or supplemented from time to time, the "PROXY STATEMENT"). The Company shall cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act. The Company shall, as promptly as practicable, provide copies of any written comments received from the SEC with respect to the Proxy Statement to the parties hereto and advise them of any verbal comments with respect to the Proxy Statement received from the SEC. The Company shall use its best efforts to obtain, prior to the mailing date of the Proxy Statement, all necessary state securities law or "blue sky" permits or approvals required to carry out the transactions contemplated by this Agreement. The Company agrees that the Proxy

     Statement at the time of mailing thereof and at the time of the Company Stockholders' Meeting (as defined below), will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Company in reliance upon and in conformity with written information concerning the Investors hereto furnished to the Company by an Investor specifically for use in the Proxy Statement. Each Investor agrees that the written information concerning it provided by it for inclusion in the Proxy Statement, at the time of mailing thereof and at the time of the Company Stockholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No amendment or supplement to the Proxy Statement will be made by the Company without the reasonable approval of the Investors.

          2. AMENDMENT OF SECTION 7.01. Subsection (b) of Section 7.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

          (b)  [INTENTIONALLY LEFT BLANK]

          3. AMENDMENT OF SECTION 10.01. The definition of "PROPERTIES" contained in Subsection (a) of Section 10.01 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "PROPERTIES" means (i) from August 20, 1997 to August 29, 1997, the assets held through Virginia Street Associates Limited Partnership, American Emerald Partners, L.P., American Quadrangles Partners, L.P. or American Sedona Partners, L.P., including without limitation the Americana Lakewood apartments, the Sedona apartments, the Emerald Pointe apartments and the Quadrangles Village apartments;
     (ii) from August 29, 1997 to September 26, 1997, the assets held through Virginia Street Associates Limited Partnership, American Emerald Partners, L.P. or American Quadrangles Partners, L.P., including without limitation the Americana Lakewood apartments, the Emerald Pointe apartments and the Quadrangles Village apartments; and
     (iii) from and after September 26, 1997, the assets held through Virginia Street Associates Limited Partnership or American Quadrangles Partners, L.P., including without limitation the Americana Lakewood apartments and the Quadrangles Village apartments.

          4. OTHER PROVISIONS. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York applicable to a Contract executed and performed in such State without giving effect to the conflicts of laws principles thereof. In all other respects, the Agreement shall continue in full force and effect as amended hereby.

          IN  WITNESS  WHEREOF  the  parties   hereto  have  executed  this
Amendment on this 11th day of December, 1997.


                         AMERICAN REAL ESTATE INVESTMENT
                          CORPORATION



                         By:/S/ EVAN ZUCKER
                            ______________________________
                            Evan Zucker
                            President


                         AMERICAN REAL ESTATE INVESTMENT, L.P.

                         By:  American Real Estate Investment Corporation,
                                   its General Partner



                         By:/S/ EVAN ZUCKER
                            ------------------------------
                            Evan Zucker
                            President


                         HUDSON BAY PARTNERS II, L.P.

                         By:  Hudson  Bay  Partners, Inc., its General
                              Partner



                         By:  /S/ DAVID LESSER
                            _______________________________
                             David Lesser
                             President

                         JEFFREY KELTER


                         /S/ JEFFREY KELTER
                         ------------------------------


                         PENN SQUARE PROPERTIES, INC.



                         By: /S/ JEFFREY KELTER
                             --------------------------
                             Jeffrey Kelter
                             President



                         MCBRIDE ENTITIES:


                         MCBRIDE HUDSON BAY, L.P.

                         By:  Urban Farms Shopping Center, Inc.,
                              its General Partner

                         By: /S/ DAVID MCBRIDE
                             ---------------------------
                             David McBride


                         FAIR LAWN INDUSTRIAL PARK, INC.


                         By:/S/ DAVID MCBRIDE
                            ----------------------------
                            David McBride


                         URBAN FARMS SHOPPING CENTER, INC.


                         By:/S/ DAVID MCBRIDE
                            ----------------------------
                            David McBride

                         OAKLAND INDUSTRIAL PARK, INC.


                         By:/S/ DAVID MCBRIDE
                            ----------------------------
                            David McBride


                         MCBRIDE PROPERTIES



                         By:/S/ DAVID MCBRIDE
                            ----------------------------
                            David McBride


                         NEW JERSEY ASSOCIATES



                         By:/S/ DAVID MCBRIDE
                            ----------------------------
                            David McBride



                         RAMAPO RIDGE MCBRIDE OFFICE PARK


                         By:/S/ DAVID MCBRIDE
                            -----------------------------
                            David McBride


                         FAIRLAWN INVESTMENTS, L.L.C.



                         By:/S/ DAVID MCBRIDE
                           David McBride

                         FLIP SHAREHOLDERS (but only for the purposes of the agreements contained in Section 6.02):


                         FRANCIS V. MCBRIDE
                         REVOCABLE TRUST, UID 4/22/96

                         By:/S/ ANTOINETTE R. MCBRIDE
                           ---------------------------------
                           Antoinette R. McBride
                           Trustee



                           /S/ JOAN H. MCBRIDE
                           ------------------------------------
                           JOAN H. MCBRIDE



                           /S/ MARY V. DEKORTE
                           ---------------------------------
                           MARY V. DEKORTE



                           /S/ TIMOTHY B. MCBRIDE
                           ---------------------------------
                           TIMOTHY B. MCBRIDE



                           /S/ KATHRYN M. KRUCKEL
                           ---------------------------------
                           KATHRYN M. KRUCKEL



                           /S/ MORIA MCBRIDE MURPHY
                           ---------------------------------
                           MORIA MCBRIDE MURPHY



                           /S/ J. NEVINS MCBRIDE, JR.
                           ---------------------------------
                           J. NEVINS MCBRIDE, JR.



                           /S/ W. PETER MCBRIDE
                           ---------------------------------
                           W. PETER MCBRIDE

                           /S/ DAVID F. MCBRIDE
                           ---------------------------------
                           DAVID F. MCBRIDE


                           /S/ TERENCE A. MCBRIDE
                           ---------------------------------
                           TERENCE A. MCBRIDE


                           /S/ SHEILA JAMES
                           ---------------------------------
                           SHEILA JAMES



                           /S/ MICHAEL X. MCBRIDE
                           ---------------------------------
                           MICHAEL X. MCBRIDE



                           /S/ MARK J. MCBRIDE
                           ---------------------------------
                           MARK J. MCBRIDE